UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 22, 2005



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          -----------------------------


         DELAWARE                      0-18121                  36-3664868
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)

55TH STREET & HOLMES AVENUE                                       60514
 CLARENDON HILLS, ILLINOIS                                      (Zip Code)
  (Address of principal
    executive offices)

        Registrant's telephone number, including area code (630) 325-7300



                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     See Item 5.02(c) for a description of the amended and restated employment agreement between Mid America Bank, fsb, a wholly-owned subsidiary of MAF Bancorp, Inc. (the "Company"), and the newly appointed executive officer named below, which information is incorporated herein by reference.

ITEM 5.02(c).  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
               ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On March 22, 2005, the Board of Directors of the Company appointed James Eckel, age 49, as an executive officer of the Company. He is serving as Senior Vice President--Marketing of the Company and its subsidiary, Mid America Bank, fsb. Mr. Eckel, formerly a member of the executive management team of Milwaukee-based St. Francis Capital Corporation, joined the Company when it acquired St. Francis in December 2003. Until December 2004, when Mr. Eckel assumed marketing responsibilities at the Bank, he held the position of Senior Vice President/Director of Retail Banking of St. Francis Bank, a division of Mid America Bank. Prior to the Company's acquisition of St. Francis, Mr. Eckel was serving as Executive Vice President of St. Francis Bank where he served in various officer positions over a number of years.

     In connection with the acquisition, the Bank entered into a three-year employment agreement with Mr. Eckel effective December 1, 2003. The agreement provides for an annual base salary of not less than $157,500, discretionary bonuses as determined by the compensation committee, vacation benefits comparable to other executives and participation in employee benefit plans generally available to employees of the Company and the Bank. As amended and restated effective March 22, 2005, the agreement also entitles Mr. Eckel to receive certain salary continuation benefits based on the initial base salary for the remainder of the three-year employment period in the event his employment is terminated by the Bank other than for cause (as defined in the agreements), death or disability, or if Mr. Eckel voluntarily resigns after a reduction in his base salary below the initial amount, or if the Bank requires him to relocate his principal office outside the greater Milwaukee metropolitan area without his consent. The agreement also obligates Mr. Eckel to certain nondisclosure covenants and, for a period of 12 months after the period of employment, non-solicitation agreements.


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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MAF BANCORP, INC.


                                            By: /s/ Jerry A. Weberling
                                                -------------------------------
                                                Jerry A. Weberling
                                                Executive Vice President and
                                                  Chief Financial Officer

Date: March 25, 2005

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